Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ W. Patrick Battle
W. Patrick Battle

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter C. Browning
Peter C. Browning

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ George C. (Jack) Guynn
George C. (Jack) Guynn

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James H. Hance, Jr.
James H. Hance, Jr.

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gordon D. Harnett
Gordon D. Harnett

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert F. McCullough
Robert F. McCullough

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Julia B. North
Julia B. North

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Dominic J. Pileggi
Dominic J. Pileggi

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ray M. Robinson
Ray M. Robinson

Dated: October 29, 2014

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard K. Reece and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2014, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman H. Wesley
Norman H. Wesley

Dated: October 29, 2014